SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: August 29, 2001
(Date of earliest event reported)



              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


Delaware                           333-61840                      13-3320910
(State or Other Juris-            (Commission                  (I.R.S. Employer
diction of Incorporation)         File Number)               Identification No.)


                  11 Madison Avenue, New York, New York             10100
                  -------------------------------------             -----
               (Address of Principal Executive Office)            (Zip Code)


        Registrant's telephone number, including area code:(212) 325-2000
                                                           --------------








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                                       -2-

Item 5.  Other Events.
         ------------

         On August 29, 2001, the Registrant will cause the issuance and sale of approximately $331,784,149 initial principal amount of Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage Pass-Through Certificates, Series 2001-S18, (the "Certificates") pursuant to an Pooling and Servicing Agreement to be dated as of August 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Vesta Servicing, L.P., as servicer and The Chase Manhattan Bank, as Trustee.

         In connection with the sale of the Certificates by Credit Suisse First Boston Corporation (the "CSFB"), the Registrant has been advised that CSFB has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-61840, which Computational Materials are being filed manually as exhibits to this report.

         The Computational Materials have been provided by CSFB. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE". CSFB HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

         The Computational Materials were prepared by CSFB at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the Loans underlying the Certificates (the "Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.



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                                       -3-


Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------


         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------



                                 ITEM 601(A) OF
                                 REGULATION S-K
EXHIBIT NO.                      EXHIBIT NO.             DESCRIPTION
-----------                      -----------             -----------
     1                                99                 Computational Materials





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                                      -4-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                               CREDIT SUISSE FIRST BOSTON
                                               MORTGAGE SECURITIES CORP.

                                               By:   /s/ Helaine Hebble
                                                     ------------------------
                                               Name:    Helaine Hebble
                                               Title:   Senior Vice President




Dated: August 29, 2001



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                                  EXHIBIT INDEX


                           Item 601 (a) of   Sequentially
         Exhibit           Regulation S-K    Numbered
         Number            Exhibit No.       Description              Page
         ------            -----------       -----------              ----

         1                     99            Computational            Filed
                                             Materials                Manually